SETTLEMENT AGREEMENT
                              --------------------

         THIS SETTLEMENT AGREEMENT, dated October 23, 2002, by and among Elite Pharmaceuticals, Inc., a Delaware corporation ("Elite" or the "Company"), Harris
                                                -----          -------
Freedman, Sharon Will, Michael H. Freedman, Bridge Ventures, Inc., a Florida corporation, Bridge Ventures, Inc. Employee Pension Plan, SMACS Holding Corp.,
a Florida corporation, Saggi Capital Corp., a New York corporation, Saggi Capital Corp. Money Purchase Plan, and Saggi Capital Corp. Profit Sharing Plan (collectively the "Freedman Group").
                   --------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, on August 5, 2002 the Freedman Group commenced a consent solicitation to remove three of the four members of Elite's board of directors (the "Consent Solicitation"); and
      --------------------

         WHEREAS, in connection with the Consent Solicitation, on August 26, 2002, the Freedman Group filed a definitive consent solicitation statement (the "Solicitation Statement") with the Securities and Exchange Commission (the
 ----------------------
"Commission"); and
 ----------

         WHEREAS, on September 16, 2002 Elite filed with the Commission a definitive consent revocation statement (the "Revocation Statement"); and
                                              --------------------

         WHEREAS, Elite solicited revocations of consents (the "Revocation
                                                                ----------
 Solicitation"); and
 ------------

         WHEREAS, Elite commenced litigation against the Freedman Group in the United States District Court for the District of New Jersey in the matter encaptioned Elite Pharmaceuticals, Inc. v. Harris Freedman, et al., bearing
            ------------------------------------------------------
docket number 02-CV-4191 (the "New Jersey Action"), alleging, among other
                               -----------------
things, that the Freedman Group had violated Sections 13(d) and 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules
                                                  ------------
and regulations of the Commission promulgated thereunder in connection with the Consent Solicitation; and

         WHEREAS, in the New Jersey Action, on September 6, 2002, the Court denied the application of Elite for a temporary restraining order against the Freedman Group and, on October 1, 2002, denied Elite's motions for a preliminary injunction and sanctions against the Freedman Group; and

         WHEREAS, the Consent Solicitation ended on October 4, 2002; and

         WHEREAS, on September 30, 2002, the Freedman Group filed a preliminary proxy statement (the "Freedman Proxy Statement") with the Commission proposing
                      ------------------------
to solicit proxies from stockholders in favor of the election of three members of the Freedman Group and stating the intention of the Freedman Group to contest the election of directors at the next annual meeting of Elite's stockholders (the
"Freedman Proxy Solicitation"); and
 ---------------------------

         WHEREAS, the Board of Directors of Elite has set November 1, 2002 as the record date (the "Record Date") for the annual meeting of stockholders to be
                      -----------
held on December 12, 2002 (together with any adjournments or postponements thereof as permitted hereby, the "Annual Meeting"); and
                                  --------------

         WHEREAS, on October 7, 2002, Elite filed a preliminary proxy statement (the "Company Preliminary Proxy Statement") with the Commission relating to the
      -----------------------------------
election of directors at the Annual Meeting and stating the intention of Elite's Board of Directors to contest the Freedman Proxy Solicitation and to solicit in favor of the election of seven individuals nominated by the Board of Directors (the "Company Nominees") (the "Company Proxy Solicitation"); and
      ----------------         --------------------------

         WHEREAS, Elite and the Freedman Group have agreed to resolve certain disputes between them on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

                                    ARTICLE I

                         Dismissal of New Jersey Action

         Section 1.1. Dismissal of Action. Not later than the end of the business day immediately following the date on which this Agreement is executed and delivered by all parties hereto (the "Effective Date"), Elite shall execute
                                          --------------
and file, or cause its counsel to execute and file, such stipulations and other documents as may be necessary to effect the dismissal of the New Jersey Action with prejudice and without costs to any party.

                                   ARTICLE II

                   Termination of Freedman Proxy Solicitation

         Section 2.1. Termination of Proxy Solicitation. The Freedman Group shall immediately terminate the Freedman Proxy Solicitation. Without limiting the generality of the foregoing, not later than one business day after then Effective Date, the Freedman Group shall notify the staff of the Commission in writing that it has terminated the Freedman Proxy Solicitation and is withdrawing the Freedman Proxy Statement. Promptly following the Effective Date, the Freedman Group shall cause its Schedule 13D with respect to Elite to be amended consistent with the terms of this Agreement.

         Section 2.2. No Solicitation at Annual Meeting and Prohibition on Other Actions.

         No member of the Freedman Group shall, directly or indirectly:

                  (a) become a "participant" (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or assist any third party in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 promulgated under the Exchange Act) for use at the Annual Meeting (whether or not the solicitation is subject to the provisions of Rules 14a-3 to 14a-15 and specifically including any solicitation pursuant to Rule 14a-2(b)(1)), make any exempt communication pursuant to Rule 14a-1(l)(2)(iv) or otherwise seek to advise or influence any person or entity or assist any third party in so advising or influencing any person or entity with respect to the giving or withholding of any proxy or vote at the Annual Meeting, other than in favor of the election of the Company Nominees.

                  (b) assert, commence or maintain or assist any third party in asserting, commencing or maintaining any claim, action or proceeding before any court, agency or other governmental authority (including, without limitation, the Commission and any state securities commissioner) (i) seeking to enjoin, delay or accelerate the Annual Meeting, (ii) seeking to enjoin the solicitation of proxies by the Board of Directors for use at the Annual Meeting, or (iii) alleging that the Company Proxy Statement, the definitive proxy statement to be prepared by Elite for mailing to stockholders in connection with the Annual Meeting (the "Company Proxy Statement") and any accompanying soliciting
              -----------------------
materials or any additional soliciting materials delivered to stockholders by Elite violates Rule 14a-9 or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained therein, in light of the circumstances under which they were made, not misleading.

                  (c) other than as expressly provided herein, grant any proxy with respect to the Annual Meeting or deposit any of the Elite securities held by the Freedman Group in a voting trust or subject them to a voting agreement or other arrangement of similar effect with respect to the Annual Meeting.

                  (d) make any proposal for consideration at the Annual Meeting.

                  (e) participate in or assist any third party in any solicitation of written consents with regard to Elite prior to the Annual Meeting.

         Section 2.3. No Public Statements or Other Actions. Prior to the completion of the Annual Meeting, no member of the Freedman Group nor any of their respective officers, directors, employees, affiliates or agents shall make any public announcement or statement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving, Elite, its directors or officers, or any of its securities or assets (including, without limitation, any plan or proposal that would relate to or would result in any of the actions set forth in clauses (a) through (j) of Item 4 of Schedule 13D promulgated under the Exchange Act) or form, join or in any way participate in a "group" as defined in Section 13(d)(3) of the Exchange Act in connection with any of the foregoing. Prior to the completion of the Annual
Meeting, neither the Company nor any of its officers, directors, employees, affiliates or agents shall make any public announcement or statement relating to the Freedman Group, the Consent Solicitation, the Freedman Proxy Solicitation or the New Jersey Action other than (i) to describe the terms of this Agreement or
(ii) as may be required to comply with applicable Federal and State securities laws, rules and regulations or the rules and regulations of any stock exchange or stock market on which Elite's securities are then listed, quoted or admitted to trading.

         Section 2.4. Election of Company Nominees. Each member of the Freedman Group shall cause all voting securities held of record by it on the Record Date or over which it has or shares voting power (the "Securities") to be represented
                                                  ----------
at the Annual Meeting and to be voted at the Annual Meeting in favor of the Company Nominees.

         Section 2.5. Proxy. In order to assure the performance of the obligations of the Freedman Group hereunder, each member of the Freedman Group is simultaneously herewith providing Elite with an irrevocable proxy authorizing Elite to vote the Securities as described above at the Annual Meeting (the "Proxy") in the form of Exhibit C hereto. Elite shall have the right to deliver
 -----                  ---------
the Proxy on behalf of the members of the Freedman Group in the event that any member of the Freedman Group does not perform its obligations hereunder. Each member of the Freedman Group hereby agrees that the Proxy is coupled with an interest and therefore is irrevocable. Each member of the Freedman Group hereby irrevocably revokes any and all proxies given or granted with regard to the Securities other than as provided in this Agreement or the Proxy.

                                   Article III

                                 Exchange Offer

         Section 3.1.  Exchange Offer.

                  (a) Promptly following the Effective Date, Elite shall prepare and disseminate to all holders of its outstanding Class A Warrants expiring November 30, 2002 (the "Old Warrants") an exchange offer (the "Exchange Offer")
                        ------------                           --------------
pursuant to which Elite shall offer to exchange the Old Warrants for new warrants having the terms and conditions summarized below (the "New Warrants")
                                                                ------------
for a price of $0.10 per share of Elite common stock (the "Common Stock")
                                                           ------------
covered thereby. The Exchange Offer shall be made to the eligible warrantholders irrespective of whether the Old Warrants shall have expired when the Exchange Offer is consummated. The Exchange Offer shall be open for 20 business days (or such longer period as the Board of Directors of Elite shall determine in its sole discretion) and shall otherwise comply with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and
                                         --------------
the rules and regulations of the Commission promulgated thereunder.

                  (b) The New Warrants will (i) be exercisable for the same number of shares of Common Stock as the Old Warrants, (ii) have an exercise price of $5.00 per share (subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization or reclassification occurring after the date hereof in respect of the Common Stock), (iii) expire on November 30, 2005 (the "Expiration Date"), and (iv)
                                                ---------------
except as set forth herein will have substantially all of the same other terms and conditions as the Old Warrants. The New Warrants shall provide that (i) if the Warrant Shares Registration Statement (as defined below) is not effective on any day during the thirty (30) day period immediately prior to and including the Expiration Date (the "Thirty Day Period"), and (ii) Elite's Common Stock trades
                      -----------------
at a price greater than $5.00 (subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization or reclassification occurring after the date hereof in respect of the Common Stock) on any trading day on which the Warrant Shares Registration Statement is not effective during the Thirty Day Period, then the Expiration Date shall be extended to the 30th day after the date on which the Warrant Shares Registration Statement is again effective and available for the exercise of the New Warrants. Such provisions shall apply to any subsequent suspension of the Warrant Shares Registration Statement occurring prior to the then-current Expiration Date.

                  (c) In connection with the Exchange Offer, promptly following the Effective Date (but not later than forty five (45) days thereafter), Elite shall prepare and file with the Commission a registration statement on an appropriate form registering the New Warrants and the shares of Common Stock issuable upon exercise thereof (the "Registration Statement") and shall use
                                     ----------------------
commercially reasonable efforts to cause the Registration Statement to become effective, including to respond to all comments from the Commission and to file all amendments to the Registration Statement so required to respond to such comments. Except as otherwise provided below, Elite shall maintain the effectiveness of the Registration Statement until such time as the New Warrants are no longer outstanding (the "Effectiveness Termination Date"). In addition,
                                ------------------------------
in connection with the Exchange Offer, Elite shall comply with applicable securities or "blue sky" laws; provided, however, that in no event shall Elite
                               --------  -------
be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this subsection (c) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

                  (d) Elite shall use commercially reasonable efforts to cause the Registration Statement to remain effective until the termination or expiration of the Exchange Offer. Thereafter, Elite shall not be obligated to maintain the effectiveness of the Registration Statement with respect to the New Warrants. In addition, Elite shall not be required to maintain the effectiveness of the Registration Statement with respect to the shares of Common Stock issuable upon the exercise of the New Warrants (the "Warrant Shares") until the
                                                     --------------
earlier to occur of (i) Elite becoming eligible to use Form S-3 (or any successor "short-form" registration statement) to register the Warrant Shares (the "S-3 Eligibility Date") or (ii) such time as the "Average Trading Price"
      --------------------
(as defined below) of the Common Stock is equal to or greater than $4.00 (subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization or reclassification occurring after the date hereof in respect of the Common Stock) (the earlier of such dates, the "Registration Event").
            ------------------

                  (e) Promptly after the occurrence of the Registration Event (but in no event later than 15 days thereafter), Elite shall prepare and file with the Commission either (i) a post-effective amendment to the Registration Statement, which shall be on Form S-3 (or such successor form) if the Eligibility Date has occurred, or (ii) a new registration statement, which shall be on Form S-3 (or such successor form) if the Eligibility Date has occurred (such post-effective amendment or new registration statement, the "Warrant
                                                                   -------
Shares Registration Statement") registering the Warrant Shares and shall use
-----------------------------
commercially reasonable efforts to cause the Warrant Shares Registration Statement to become effective, including to respond to all comments from the Commission and to file all amendments to the Warrant Shares Registration Statement so required to respond to such comments. Elite shall use commercially reasonable efforts to maintain the effectiveness of the Warrant Shares Registration Statement until the Effectiveness Termination Date; provided, however, that (i) Elite shall have the right to convert any Warrant Shares Registration Statement that is not on Form S-3 (or such successor form) to a registration statement on Form S-3 (or such successor form) in the event that the Registration Event occurs prior to the S-3 Eligibility Date and (ii) Elite's obligation to maintain the effectiveness of the Warrant Shares Registration Statement shall be suspended during any period after the occurrence of a Registration Event and prior to the S-3 Eligibility Date during which the Average Trading Price of the Common Stock is less than $4.00 (subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization or reclassification occurring after the date hereof in respect of the Common Stock).

                  (f) As used herein "Average Trading Price" means, as of any
                                      ---------------------
date of determination, the arithmetic average of the closing prices of the Common Stock on the American Stock Exchange, or such successor exchange or other exchange or market on which the Common Stock is then listed or quoted for exchange for the twenty (20) consecutive trading days ending on the trading day immediately prior to the date of determination.

                  (g) Prior to the S-3 Eligibility Date, Elite shall deliver or cause to be delivered to all holders of New Warrants, (i) the information required by Rule 14a-3(b) promulgated pursuant to the Exchange Act and (ii) the information required by Items 401, 402 and 403 of Regulation S-K promulgated pursuant to the Securities Act.

                  (h) Notwithstanding the other provisions of this Section 3.1, Elite may suspend the use of the prospectus contained in the Registration Statement for a period not to exceed 45 days in any 180-day period or an aggregate of 90 days in any 365 day period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides warrantholders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. Notwithstanding the registration of the Exchange Offer, the New Warrants will not be transferable except by operation of law. Any Old Warrants not exchanged pursuant to the terms of the Exchange Offer will expire in accordance with their terms.

         Section 3.2. Expenses. Elite will pay all expenses associated with the Exchange Offer and the Registration Statement excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

                                   ARTICLE IV

                              Additional Agreements

         Section 4.1. Company Nominees. The Company shall not remove John A. Moore, John P. de Neufville and Richard A. Brown (the "New Company Nominees")
                                                       --------------------
from the slate of Company Nominees nominated by Elite's Board of Directors for election at the Annual Meeting. In the event that any of the New Company Nominees dies, resigns or refuses to serve as a director of Elite, Elite shall have the right, but not the obligation, to appoint a successor nominee (a "Replacement Nominee") reasonably satisfactory to the Freedman Group (except as
 -------------------
provided below) for election at the Annual Meeting, subject to the requirements of applicable law. If Elite desires to appoint a Replacement Nominee, Elite shall provide the Freedman Group with written notice thereof, which notice shall include disclosure of the proposed Replacement Nominee's age, background and relevant experience. If the Freedman Group reasonably objects to the Replacement Nominee, the Freedman Group shall so notify the Company in writing on or prior to the second business day after receipt of the Company's notice. If the Freedman Group approves of the Replacement Nominee or does not timely object thereto, the Replacement Nominee shall become a "New Company Nominee" and a "Company Nominee" for all purposes hereunder. If the Freedman Group timely objects to the appointment of such Replacement Nominee, then Elite shall have the right, at its option, to either (i) withdraw the Replacement Nominee's appointment, or (ii) to proceed with the appointment of such Replacement Nominee. In the event that Elite proceeds with the appointment of the Replacement Nominee in accordance with clause (ii) of the preceding sentence, Elite shall notify the Freedman Group thereof in writing and the Freedman Group shall not be obligated to vote the Securities in favor of such Replacement Nominee at the Annual Meeting and such Replacement Nominee shall not be a Company Nominee hereunder.

         Section 4.2. Restrictions on Certain Actions. Prior to the conclusion of the Annual Meeting, the Board of Directors of Elite shall not adopt or announce the adoption of a stockholders' rights plan and shall not amend or seek stockholder approval at the Annual Meeting for the amendment of Elite's certificate of incorporation or by-laws; provided, however, that such restrictions shall not apply in the event that any person or entity makes any proposal or public announcement relating to, or seeks information that would lead to any such proposal, or seeks to negotiate with Elite regarding, the merger or consolidation of Elite with or into any other entity, the sale, lease, transfer or other disposition of all or any substantial portion of Elite's assets, the acquisition of any securities of Elite or any other similar extraordinary corporate transaction.

         Section 4.3. Annual Meeting. The Company shall not adjourn, delay, postpone or otherwise fail to convene and conclude the Annual Meeting for more than 15 days from December 12, 2002 without the prior written consent of a majority of the New Company Nominees.

         Section 4.4. Press Releases. Not later than one business day after the Effective Date, the Freedman Group shall issue and disseminate a press release in the form of Exhibit A hereto and Elite shall issue and disseminate a press
               ---------
release in the form of Exhibit B hereto. Neither party shall make any public
                       ---------
statement inconsistent with its respective press release.

                                    ARTICLE V

                                  Elite Release

         Section 5.1. Elite Release. Each of the members of the Freedman Group, on its own behalf and on behalf of their respective officers, directors, employees, agents, representatives, heirs, successors and assigns, and anyone claiming by or through any of the foregoing (collectively, the "Freedman
                                                                --------
Releasors"), does hereby release and forever discharge Elite and its directors,
---------
officers, employees, agents, representatives and attorneys (collectively, "Elite
                                                                           -----
Releasees"), of and from all manner of actions, causes of action, suits, account
---------
reckonings, covenants, agreements, damages, judgments, claims and demands whatsoever, at law or in equity arising from or relating to (i) the Consent Solicitation, the Solicitation Statement, the Revocation Statement, the Revocation Solicitation, the New Jersey Action, the Freedman Proxy Statement, the Freedman Proxy Solicitation, the Company Preliminary Proxy Statement, the Company Proxy Statement, the Company Proxy Solicitation (collectively, the "Election Contest"), or (ii) the determination by the Board of Directors of
 ----------------
Elite not to extend the Old Warrants other than as set forth herein, which the Freedman Releasors ever had, now have, or may hereafter have; provided, however,
                                                              --------  -------
that this release shall not extend to the terms and provisions of this Agreement.

         Section 5.2. Agreement Not to Sue. The Freedman Group, on its own behalf and on behalf of the other Freedman Releasors, covenants, to the maximum extent permitted by law, that neither it nor any Freedman Releasor shall at any time hereafter file, commence or maintain or authorize or permit any third party to file, commence or maintain on its behalf, any suit, action or proceeding before any federal, state or local court, administrative body, agency or authority or arbitral organization or other tribunal against the Elite Releasees with respect to the matters covered by the release set forth in Section 5.1.

                                   ARTICLE VI

                             Freedman Group Release

         Section 6.1. Freedman Group Release. Elite, on its own behalf and on behalf of its officers, directors, employees, agents, representatives, successors and assigns, and anyone claiming by or through any of the foregoing (collectively, the "Elite Releasors") does hereby release and forever discharge
                    ---------------
each member of the Freedman Group and their respective directors, officers, employees, agents, representative and attorneys (collectively, "Freedman
                                                                --------
Releasees"), of and from all manner of actions, causes of action, suits, account
---------
reckonings, covenants, agreements, damages, judgments, claims and demands whatsoever, at law or in equity arising from or relating to the Election Contest, which the Elite Releasors ever had, now have, or may hereafter have; provided, however, that this release shall not extend to the terms and
--------  -------
provisions of this Agreement.

         Section 6.2. Agreement Not to Sue. Elite, on its own behalf and on behalf of the other Elite Releasors, covenants, to the maximum extent permitted by law, that neither it nor any Elite Releasor shall at any time hereafter file, commence or maintain or authorize or permit any third party to file, commence or maintain on its behalf, any suit, action or proceeding before any federal, state or local court, administrative body, agency or authority or arbitral organization or other tribunal against the Freedman Releasees with respect to the matters covered by the release set forth in Section 6.1.

                                   ARTICLE VII

          Representations and Warranties Relating to the Freedman Group

         The members of the Freedman Group, jointly and severally, represent and warrant to Elite as follows:

         Section 7.1. Organization. Each member of the Freedman Group that is an entity is duly organized, validly existing and in good standing under the laws of the state of its jurisdiction of organization.

         Section 7.2. Authorization. Each member of the Freedman Group has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, all of which have been duly authorized by all requisite corporate, partnership or limited liability company action, as the case may be. This Agreement has been duly authorized, executed and delivered by each member of the Freedman Group and constitutes a valid and binding agreement of each such member, enforceable against such member in accordance with its terms.

                                  ARTICLE VIII

                Representations and Warranties Relating to Elite

         Elite represents and warrants to the Freedman Group as follows:

         Section 8.1. Organization. Elite is duly organized, validly existing and in good standing under the laws of the State of Delaware.

         Section 8.2. Authorization. Elite has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, all of which have been duly authorized by all requisite corporate action. This Agreement has been duly authorized, executed and delivered by Elite and constitutes a valid and binding agreement of Elite, enforceable against it in accordance with its terms.

                                   ARTICLE IX

                                  Miscellaneous

         Section 9.1. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, or overnight carrier, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile, or if mailed, five (5) days after the date of mailing, or if sent by overnight carrier, one (1) business day after the date of delivery to such overnight carrier, as follows:

If to the Freedman Group, to the address set forth on the signature pages hereto

With a copy to:            Olshan Grundman Frome Rosenzweig & Wolosky, LLP
                           505 Park Avenue
                           New York, New York 10022
                           Telephone:  (212) 753-7200
                           Facsimile:  (212) 755-1467
                           Attention:  Thomas J. Fleming, Esq.

If to Elite:               Elite Pharmaceuticals, Inc.
                           165 Ludlow Avenue
                           Northvale, New Jersey 07647
                           Telephone:  (201) 750-2646
                           Facsimile:  (201) 750-2755
                           Attention: Atul M. Mehta, President

With a copy to:            Lowenstein Sandler PC
                           65 Livingston Avenue
                           Roseland, New Jersey 07068
                           Telephone:  (973) 597-2382

                           Facsimile:  (973) 597-2383
                           Attention:  John D. Hogoboom, Esq.

or to such other address as any party hereto shall notify the other parties hereto (as provided above) from time to time.

         Section 9.2. Expenses. Except as expressly provided herein, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein.

         Section 9.3. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 9.4. Assignment; Successors and Assigns; Third Party Rights. This Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives. Except as set forth in Sections 5.1, 5.2 and 6.1 and 6.2 hereof, this Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, assigns and legal representatives and is not intended, nor shall be construed, to give any person, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

         Section 9.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

         Section 9.6. Titles and Headings. The headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 9.7. Entire Agreement. This Agreement, including the Exhibit attached hereto, constitutes the entire agreement among the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

         Section 9.8. Amendment and Modification. This Agreement may only be amended or modified in writing signed by the party against whom enforcement of such amendment or modification is sought.

         Section 9.9. Waiver. Any of the terms or conditions of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions.

         Section 9.10. Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

         Section 9.11. No Strict Construction. Each of the parties hereto acknowledge that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against any party.

         Section 9.12. Equitable Relief. Each of the parties hereto acknowledge that this Agreement is unique and that none of the parties hereto could be made whole by money damages in the event of a breach of the terms and provisions hereof. Accordingly, each of the parties hereto shall have the right, in addition to any other rights and remedies available at law or in equity, to equitable relief (including specific performance and temporary, preliminary and permanent injunctive relief) in the event of any breach or threatened breach by any party of the terms hereof and shall not be required to post any bond or security in connection therewith.

          [INTENTIONALLY LEFT BLANK; SIGNATURES BEGIN ON THE NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or caused this Agreement to be duly executed by their authorized representative, as of the day and year first above written.

                           ELITE PHARMACEUTICALS, INC.


                                               By:
                                                  -----------------------------
                                               Name: Atul M. Mehta
                                               Title: President


                                               --------------------------------
                                               Harris Freedman
                                       Address:
                                       Telephone:
                                       Facsimile:


                                               --------------------------------
                                               Sharon Will
                                       Address:
                                       Telephone:
                                       Facsimile:


                                               --------------------------------
                                               Michael H. Freedman
                                       Address:
                                       Telephone:
                                       Facsimile:


                                               BRIDGE VENTURES, INC.


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:
                                       Address:
                                       Telephone:
                                       Facsimile:

                     [SIGNATURES CONTINUE ON THE NEXT PAGE]

                                               BRIDGE VENTURES, INC. EMPLOYEE
                                               PENSION PLAN


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:
                                       Address:
                                       Telephone:
                                       Facsimile:


                                               SMACS HOLDING CORP.


                                               By:______________________________
                                               Name:
                                               Title:
                                       Address:
                                       Telephone:
                                       Facsimile:


                                               SAGGI CAPITAL CORP.


                                               By:______________________________
                                               Name:
                                               Title:
                                       Address:
                                       Telephone:
                                       Facsimile:


                                               SAGGI CAPITAL CORP. MONEY
                                               PURCHASE PLAN


                                               By:______________________________
                                               Name:
                                               Title:
                                       Address:
                                       Telephone:
                                       Facsimile:

                     [SIGNATURES CONTINUE ON THE NEXT PAGE]

                                               SAGGI CAPITAL CORP. PROFIT
                                               SHARING PLAN

                                               By:______________________________
                                               Name:
                                               Title:
                                       Address:
                                       Telephone:
                                       Facsimile:

                              SETTLEMENT AGREEMENT

                                      DATED

                                OCTOBER 23, 2002

                                  BY AND AMONG

                          ELITE PHARMACEUTICALS, INC.,

               HARRIS FREEDMAN, SHARON WILL, MICHAEL H. FREEDMAN,

       BRIDGE VENTURES, INC., BRIDGE VENTURES, INC. EMPLOYEE PENSION PLAN,

       SMACS HOLDING CORP., SAGGI CAPITAL CORP., SAGGI CAPITAL CORP. MONEY

           PURCHASE PLAN, AND SAGGI CAPITAL CORP. PROFIT SHARING PLAN

                                    EXHIBIT A

                          FREEDMAN GROUP PRESS RELEASE

                                    EXHIBIT B

                               ELITE PRESS RELEASE

                                    EXHIBIT C

                                      PROXY

                                Irrevocable Proxy
                                -----------------


         The undersigned hereby revokes any and all prior proxies and consents and hereby irrevocably appoints and constitutes each of Atul M. Mehta and Mark
I. Gittelman, with full power of substitution, as my proxy (a) to vote the shares of Elite Pharmaceuticals, Inc. (the "Company") Common Stock (the
                                            -------
"Shares") held by me at the Annual Meeting of Stockholders of the Company to be
 ------
held on December 12, 2002 (including any adjournments or postponements thereof, the "Meeting") and/or (b) to execute and deliver any stockholder consent in lieu
     -------
thereof, as in either case any one of them may determine in their sole discretion in order to (i) revoke all prior proxies or consents given by me with respect to the Shares, and (ii) to cause the Shares to be represented at the Meeting and to be voted at the Meeting in favor of the "Company Nominees" (as such term is defined in the Settlement Agreement, dated of even date herewith, among the Company, the undersigned and the other parties thereto). The proxy authority contained herein shall be deemed to be coupled with an interest and shall be irrevocable. This proxy shall survive my death or incapacity in the case of an individual, and, dissolution, bankruptcy, liquidation or change in control in the case of an entity, during the term hereof, may not be revoked by any guardian or other personal representative in the case of an individual or trustee or receiver in the case of an entity, for any reason whatsoever.

         IN WITNESS WHEREOF, the undersigned has executed this proxy or caused its duly authorized representative to execute this proxy as of the date written below.



WITNESS:


-----------------------                           ------------------------------
                       [name]